Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events [Text Block]	Subsequent EventsOn November 3, 2021, the Company completed a $68.9 million sale-leaseback financing transaction related to four Aframax vessels. Pursuant to this arrangement, the Company transferred the vessels to subsidiaries of a financial institution and leased the vessels back on seven-year bareboat charters. The Company is required to repurchase the vessels upon maturity of the bareboat charters and has the option to repurchase any of the vessels at any earlier date. These bareboat charters require that the Company maintain a minimum liquidity consistent with the Company’s other vessels financed on similar arrangements (see note 7) and, for each vessel, a minimum hull coverage ratio of 105% of the total outstanding principal balance.